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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported ) December 8, 1998
                                                         --------------------

                              PROJECTAVISION, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                           34-19218                     13-3499909
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
formation)



One Evertrust Plaza, 11th floor, Jersey City, New Jersey        07302
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (201) 938-0099
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Two Penn Plaza, Suite 640, New York, NY 10121
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(Former name or former address, if changes since last report)


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Item 2.   Acquisition of Assets.
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          On December 8, 1998, Projectavision, Inc. (the "Company") completed an acquisition, effective December 7, 1998, of substantially all of the assets of Vidikron Industries, S.p.A. ("Vidikron") relative to Vidikron's video business. The assets acquired included, but was not limited to, Vidikron's technologies, know-how, trademarks and other intellectual property, all inventory and contracts, and generally all other tangible and intangible assets of Vidikron's video business other than account receivables (collectively, the "Vidikron Assets"). In addition, the Company also acquired all of the issued and outstanding shares of Vidikron's wholly-owned United States subsidiary, Vidikron of America, Inc., which distributes Vidikron's products in the United States. The Vidikron Assets were acquired from the principles of Vidikron, Mr. Flavio Peralda and Mr. Emillio Baj Macario, both of whom will continue to serve as executive officers of the Company and shall also become members of the Company's
     Board of Directors. In addition, in connection with the acquisition of the Vidikron Assets the Company also acquired all of the issued and outstanding capital stock of Vidikron of America, Inc., 85% of which was owned by Vidikron and the remaining 15% was owned by two employees of Vidikron of America, Giovanni Cozzi and Mr. James Wellnitz, who simultaneously with the Company's acquisition of the Vidikron Assets, sold their 15% interest in Vidikron of America to the Company. Both Mr. Cozzi and Mr. Wellnitz will continue to be employed by the Company in connection with the distribution of Vidikron's products in the United States.

          The Company paid an aggregate of $6.575 million in cash and securities for the Vidikron Assets (inclusive of 100% interest in Vidikron of America), and also agreed to assume liabilities of $3.7 million. Of the cash portion paid by the Company, $5.5 million was provided by individuals and entities who had already invested in the Company, as well as another entity that was introduced to the Company by an affiliate of an investor in the Company.

          The plant, equipment and other physical property acquired by the Company in connection with the Vidikron acquisition were used by Vidikron in the connection with the assembly and distribution of Vidikron's high-end video projection products. The Company will continue to use these assets in the same fashion.


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     Further, in connection with the acquisition, the Company is consolidating its operations in Jersey City, which previously served as the executive offices for the American subsidiary, Vidikron of America, Inc.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          It is presently impractical for the Company to provide the required financial statements for Vidikron. The Company intends to file the required financial statements as soon as practicable, but not later than 60 days after the date of this Report on Form 8-K.











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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                                  PROJECTAVISION


                                              By: /s/ Martin J. Holleran
                                                  -----------------------------
                                                  Martin J. Holleran, President
                                                   and Chief Executive Officer

Dated: December 23, 1998







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